UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2018

Item 1. Reports to Stockholders.

Annual Report

September 30, 2018

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	9
Fund expenses	10
Fund performance	12
Schedule of investments	13
Statement of assets and liabilities	16
Statement of operations	18
Statement of changes in net assets	19
Financial highlights	20
Notes to financial statements	25
Report of independent registered public accounting firm	34
Additional information	36
Approval of Investment Advisory Agreement	37
Privacy notice	39
Additional information	40
Directory of funds' service providers	Back Cover

Miller Income Fund 2018 Annual Report

Miller Income Fund manager commentary

The Miller Income Fund — Class I shares returned 12.12% during the one-year period ending September 30, 2018, while its primary benchmark, the ICE BofA Merrill Lynch High Yield Master II Index, returned 2.94%. We strive to make more money from the names in the portfolio where we are right than we lose on the names where we are wrong, although we acknowledge that there will always be positions that lose money. Over the 12-month period ending September 30, 2018, approximately 70% of our investments positively contributed to performance, with our top five winners returning twice as much as what the top five losers detracted. However, the recent performance is a mirror image of what happened three years ago. Between the end of the third quarter 2014 through the third quarter of 2015, 65 of 98, or roughly 70% of our positions, lost money. While we consistently evaluate our process through changing market conditions in an attempt to improve risk-adjusted returns, it is also important to appreciate the randomness in capital markets and to not get too excited or despondent about what happens in any one year, as our goal is to generate compelling risk-adjusted returns over the long term. The rest of this letter will review names that worked as well as those that did not, and it will also discuss some of our thinking on a handful of recent portfolio changes.

Average Annual Total Returns and Expenses (%) — as of 9/30/20181

	Without Sales Charges
	1 Yr	3 Yr	Inception[2]
Class A	11.70	13.43	4.92
Class C	11.00	12.58	4.19
Class FI	11.66	13.38	4.82
Class I	12.12	13.76	5.19
Class IS	12.21	13.91	5.26
ICE BofA Merrill Lynch High Yield Master II Index	2.94	8.19	4.64
S&P 500	17.91	17.31	12.58
	With Max Sales Charges
	1 Yr	3 Yr	Inception[2]
Class A	5.31	11.22	3.58
Class C	10.00	12.58	4.19

1  Performance greater than one year is annualized.

2  Fund incepted on 2/28/2014.

Gross (Net) Expenses (%): Class A 1.82 (1.75); Class C 2.56 (2.50); Class FI 2.90 (1.75); Class I 1.58 (1.45), Class IS 1.51 (1.35). Miller Value Partners, LLC (the "Adviser") has agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.25% for Class A, 2.00% for Class C, 1.25% for Class FI, 0.95% for Class I, and 0.85% for Class IS through February 28, 2019. Net expense ratios are current to the most recent prospectus dated January 31, 2018 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

Miller Income Fund 2018 Annual Report

Miller Income Fund manager commentary (cont'd)

Last year, we bought a name whose valuation we found too pessimistic for its prospects — Abercrombie & Fitch (ANF), and it was the top contributor to performance for the one-year period ending September 30, 2018. It's also worth highlighting this as an example of our flexible approach to income, as our primary focus is valuation and not yield. When we were last buying the stock in the summer of 2017, management announced it was no longer shopping the company to potential buyers. The announcement pushed shares down to prices last witnessed in 2000, a year that Abercrombie generated approximately one third of the sales it did in 2017. Shares traded at less than 3x Enterprise Value to Earnings before Interest, Tax, Depreciation and Amortization (EV/EBITDA) after the swoon and touted a qualified dividend yield of 8%, even though management had demonstrated ongoing improvement in same-store sales with the new merchandising strategy at Hollister. The market eventually came around to our view, driving the share price higher and the yield lower than where we would normally look for new ideas. Rather than sell the shares as their yield declined below our desired level, we held on, as we viewed them as still inexpensive relative to intrinsic value. After the stock and valuation more-than doubled from where we bought it, we sold it at a substantial premium to current prices to fund new names with valuations and prices we like better.

The other top performer over the period was National Cinemedia (NCMI). Our position in this name came from one of the most dog-eared chapters in our playbook is titled, "When the Market Capitalizes Temporary Dislocations as Permanent." National Cinemedia operates the largest movie advertising network in the U.S. with a dominant 69% market share in the top 10 cities. Companies pay National Cinemedia for the right to put advertisements on the big screen prior to the movie; it is a cash-generative, capital-light business. The stock first caught our eye in May 2017 after plummeting on the heels of reduced guidance, which management attributed to an unusually weak movie slate and resulting soft demand from advertisers. The stock then took another leg down when the company slashed the dividend to free up funds for reinvestment into new digital functionality. At our average cost in the mid-$6 range, we were buying the market leader in a usually steady business at a 13% free cash flow yield (FCF) on depressed numbers. While movie popularity and attendance are unpredictable from quarter to quarter, longer-term attendance numbers are much more stable. We believe it is a matter of when, not if, the numbers rebound. The stock traded in a range from the low-teens to the high-teens for years, despite a similar asset base and little change in the trajectory for movie demand over the long term, and we think fair value is much closer to its historical range than where it trades today.

Miller Income Fund 2018 Annual Report

Not all of our investment work out so well. The most disappointing performer this period was Maiden Holdings (MHLD), which tanked more than 60% during the most recent quarter. The company, which provides specialized, non-catastrophic reinsurance, announced yet another reserve for previously unanticipated losses and also cut the dividend, neither of which we expected. We first bought the stock in the third quarter of 2017 and wrote about it in that quarter's shareholder letter. At the time we initiated the position, Maiden was trading at 60% of its then-stated book value. We thought the market's assumption of future reserve development was too large, and we believed the stock could grind back toward book value. While I am not sure we could have done a better job assessing the probability of future reserve development, we should have lightened up on the position in the early summer of this year when it traded within shouting distance of its then-stated book value. Instead, we allowed thesis creep to cloud our judgment, believing there was a chance of a reserve release and book value growth. We updated our analysis after the third-quarter results and Maiden's decision to sell the diversified business within the context of the latest sell-off. We also looked at the shareholder constituency and concluded there was a reasonable chance that a supply/demand imbalance in a thinly traded stock caused the recent steep declines more so than fundamentals, so we added a bit more. Run-off firms that specialize in winding down undervalued insurance businesses are now among the largest shareholders, and our post-swoon purchases have so far worked.

Another disappointing position has been mall real estate investment trust (REIT) CBL & Associates (CBL). The capital allocation and cash flows continued to underwhelm us, and we thought there was a reasonable possibility that management would cut the dividend again, which they recently elected to do. Fortunately, we exited the position prior to the cut and resulting fall.

One such new name where we are especially optimistic is Macquarie Infrastructure (MIC), which yields more than 9% today. Macquarie has a diverse portfolio of infrastructure assets. The biggest contributor to Macquarie's revenues now is Atlantic Aviation, which provides fuel, terminal and hangar services to private aircraft at approximately 70 locations in the US. Macquarie Infrastructure may not be the most mispriced name in the portfolio, but it is among the names we think have the highest probability of compounding at an above-dividend-yield rate of return from this price, which is why it is a top weight. We first looked at Macquarie Infrastructure earlier this year when it fell 43% in one day because of a dividend cut. Dividend changes, as any CFA charterholder

Miller Income Fund 2018 Annual Report

Miller Income Fund manager commentary (cont'd)

knows, do not change the intrinsic value of a company's assets. Significant volatility tied to a dividend change provides a ripe hunting ground for ideas. In our assessment, the stock was not far from intrinsic value just prior to the cut. We believe a significant portion of the shareholder base may have owned the stock largely because they thought the dividend was safe and likely to grow steadily, which would partially explain the severity of the stock's fall after the cut. Today, we estimate the stock trades near a 13% free cash flow yield, which means the reduced dividend should be well-covered. Management should be able to grow the dividend slowly over time with thoughtful capital allocation, and the alignment between management and shareholders is high. The management team and company both appear to think the stock is a good buy — executives have personally bought over $1 million since August, and the management company has purchased over a quarter-billion dollars' worth of stock since March. The bulk of management compensation is tied directly to the equity value and its performance relative to a utilities index, and Macquarie is not currently earning a performance fee, largely because of the share price performance on the heels of the dividend reduction, so the manager has a significant incentive to improve the stock's performance.

Another new position is Just Energy Group (JE CN), which is the fourth-largest residential energy retailer in North America. A variety of weather events and issues that we believe will be transient caused multiple earnings misses and led to management turnover. The market has pushed the company's valuation relative to its contracted cash flows to an all-time low, prompting management to issue a statement describing the latest market pressure as "unwarranted," a rare but auspicious press release. Management has committed to the dividend numerous times, which means we likely get paid a very healthy 12% while we wait for the market to appreciate the company's potential. We believe there are multiple ways to win here, as we estimate the company's ownership stakes in Skydrop, ecobee and Filter Group could be worth more in one year than the current market cap of the entire company. Management, who have been buying the stock personally of late, also noted at their investor day that hiking prices to be in-line with the market would double profits, and that they have seen no additional attrition from customers for whom prices have increased.

Owning high-yielders with hidden asset value like Just Energy is one way we try to stay ahead of any potential inflation or rise in rates. Another way of accomplishing that is to buy high-yielding companies whose cash flows are likely to keep up with prices. ALROSA is a name that we think fits the

Miller Income Fund 2018 Annual Report

bill. It is the largest producer of diamonds by carat weight in the world. Commodities may provide a good inflation hedge, and diamonds have historically been among the least volatile commodities, largely because three firms — ALROSA, De Beers and Rio Tinto — control approximately two-thirds of the global supply. While the stock trades in Russia, its sales will be predominantly in the most stable currencies, though much of its costs will be in Rubles. This produces a favorable economic tailwind, in our opinion, as the Ruble has not held up well to the currencies in which diamonds trade over the long term. Management also recently introduced a very favorable capital allocation framework that guides to a dividend of 100% or more of free cash flow when net debt is zero, which is where it is today. This would imply a mid-teens free cash flow and dividend yield at current prices. We also expect the US dollar free cash flow to grow meaningfully over the coming years, largely because of constrained diamond supply growth. Management is also optimistic, as the CEO bought almost $2 million worth of stock since April.

Mortgage REIT Two Harbors (TWO) is a new name, as it paid for our stake in CYS Investments (CYS) with its own shares, seeing the same arbitrage opportunity that we did. Overall, we funded these purchases through a combination of inflows and sales.

Hopefully this has been a helpful review of our thinking around portfolio activity over the past 12 months. We remain among the largest shareholders in the Fund and are optimistic about the portfolio and some of the values we are seeing in the market. As always, we welcome any questions or comments.

Bill Miller IV, CFA October 15, 2018

What is the Fund's investment strategy?

The Fund seeks to provide a high level of income while maintaining potential for growth. The Fund is designed for long-term investors. The Fund's investment style is flexible and intended to generate a high level of income from a wide array of sources. The investment strategy involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The ability to tactically move across asset classes and up and down the capital structure is intended to allow the Fund to access the greatest yield and valuation opportunities. The portfolio managers believe that this flexible approach will allow the Fund to maintain a high level of income while also preserving the opportunity

Miller Income Fund 2018 Annual Report

Miller Income Fund manager commentary (cont'd)

for growth over time. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

What were the market conditions and economic environment for the period?

The bull market has continued over the past 12 months, as the U.S. economic conditions have remained healthy. Earnings are growing, unemployment and inflation have remained low, GDP growth hit 4%, and corporate profits are at record levels. We have been in a benign bond bear market that started in the summer of 2016 when rates bottomed. The yield curve remains positively sloped, and while the spread has been narrow for most of the period, it began to steepen in September with yields reaching their highest point in seven years. We continue to believe that stocks offer a more attractive opportunity for long-term investors than bonds.

Discuss investment strategies and techniques used that affected Fund performance the most.

The Fund has a flexible mandate that enables it to invest across the capital structure. Traditional income investors are facing many headwinds in a rising-rate environment. Miller Income Fund is currently allocated 75% in income-generating equities with the potential to appreciate. We believe our ability to focus on bottom-up, long-term, company-specific fundamentals will continue to serve our investors well in this environment, and that a rigorous focus on undervalued income-generating securities, regardless of sector, is likely to provide a compelling risk-adjusted return profile.

Describe portfolio activity over period.

Miller Income Fund's turnover for the 12-month period ending September 30, 2018 was 37.2%, compared to 52.0% for the previous period. We initiated 19 new positions during the year while eliminating 23 holdings, bringing the Fund's total names to 39.

Miller Income Fund 2018 Annual Report

Describe portfolio positioning at period end.

The Fund is currently positioned 73.3% in equities, 18.6% in Fixed Income, 4.0% in Preferred Equity and 4.1% in Cash. The Fund's top ten holdings by issuer decreased to 40.6% of the portfolio from 46.9% in the prior year. The Fund is invested in often overlooked areas of the market, where we believe we have found a gap between price and intrinsic value. Master Limited Partnerships make up 11.0% of the portfolio. Many companies in this space are at all-time lows in valuations, and the MLP Index has fallen in half over the last four years. We believe valuations in the space are likely to recover and that the future is better than many names' prices imply. Alternative asset managers represent a significant weight in the Fund, as they tend to have unpredictable earnings and dividend volatility, along with partnership structures, all of which present hurdles for some institutional investors. We see big valuation discounts to the market within this group, despite business models that have vastly outperformed the market over long periods of time. More recently, we have also been finding meaningful opportunities abroad, which we think could help the risk-adjusted return profile of the portfolio.

The ICE BofA Merrill Lynch High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

Book value of an asset is the value at which the asset is carried on a balance sheet. A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Enterprise value is a measure of the economic value of a company; EBITDA or earnings before interest, taxes, depreciation and amortization; the ratio of EV/EBITDA is a valuation multiple used to measure the value of a company. Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed.

Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not

Miller Income Fund 2018 Annual Report

Miller Income Fund manager commentary (cont'd)

intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

Miller Income Fund 2018 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2018 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2018 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	12.02%	$1,000.00	$1,120.20	1.25%	$6.64
Class C	11.74	1,000.00	1,117.40	2.00	10.62
Class FI	11.99	1,000.00	1,119.90	1.25	6.64
Class I	12.30	1,000.00	1,123.03	0.95	5.06
Class IS	12.35	1,000.00	1,123.50	0.85	4.52

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$6.33
Class C	5.00	1,000.00	1,015.04	2.00	10.10
Class FI	5.00	1,000.00	1,018.80	1.25	6.33
Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	5.00	1,000.00	1,020.81	0.85	4.31

1  For the six months ended September 30, 2018.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Miller Income Fund 2018 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Fund vs. ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/18

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Fund vs. ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/18

†  Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Fund on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including return of capital, if any, at net asset value through September 30, 2018. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, if applicable, in the ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index.

Miller Income Fund 2018 Annual Report

Schedule of investments

September 30, 2018

Miller Income Fund

Security	Shares	Value
Common Stocks — 70.6%
Consumer Discretionary — 9.3%
Household Durables — 2.9%
Tupperware Brands Corp.	170,000	$5,686,500
Media — 6.4%
National CineMedia Inc.	730,000	7,730,700
New Media Investment Group Inc.	310,000	4,863,900
Total Media		12,594,600
Total Consumer Discretionary		18,281,100
Energy — 8.2%
Energy Equipment & Services — 3.5%
Hi-Crush Partners LP	630,000	6,804,000
Oil, Gas & Consumable Fuels — 4.7%
Energy Transfer Partners LP	208,000	4,630,080
NGL Energy Partners LP	390,000	4,524,000
Total Oil, Gas & Consumable Fuels		9,154,080
Total Energy		15,958,080
Financials — 32.9%
Banks — 2.4%
Sberbank of Russia PJSC — ADR	380,000	4,778,500
Capital Markets — 16.2%
AllianceBernstein Holding LP	50,000	1,522,500
Apollo Global Management LLC, Class A Shares	264,500	9,138,475
Blackstone Group LP	155,000	5,902,400
Carlyle Group LP	396,800	8,947,840
Greenhill & Co. Inc.	182,000	4,795,700
JMP Group LLC	300,000	1,593,000
Total Capital Markets		31,899,915
Diversified Financial Services — 1.3%
Compass Diversified Holdings	140,000	2,541,000
Insurance — 2.0%
Maiden Holdings Ltd.	1,345,000	3,833,250
Mortgage Real Estate Investment Trusts (REITs) — 11.0%
Chimera Investment Corp.	280,000	5,076,400
New Residential Investment Corp.	353,750	6,303,825
Starwood Property Trust Inc.	145,200	3,124,704
Two Harbors Investment Corp.	379,080	5,659,664
Western Asset Mortgage Capital Corp.	142,900	1,431,858
Total Mortgage Real Estate Investment Trusts (REITs)		21,596,451
Total Financials		64,649,116

Miller Income Fund 2018 Annual Report

Schedule of investments (cont'd)

September 30, 2018

Miller Income Fund

Security		Shares	Value
Industrials — 7.9%
Marine — 2.1%
Seaspan Corp.		500,000	$4,165,000
Transportation Infrastructure — 5.8%
Macquarie Infrastructure Corp.		246,000	11,347,980
Total Industrials			15,512,980
Materials — 4.1%
Metals & Mining — 4.1%
Alrosa PJSC		4,150,000	6,764,922
SunCoke Energy Partners LP		90,000	1,372,500
Total Materials			8,137,422
Real Estate — 2.1%
Equity Real Estate Investment Trusts (REITs) — 2.1%
Washington Prime Group Inc.		575,000	4,197,500
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 3.3%
CenturyLink Inc.		305,000	6,466,000
Utilities — 2.8%
Multi-Utilities — 2.8%
Just Energy Group, Inc.		1,800,000	5,580,000
Total Common Stocks (Cost — $125,622,560)			138,782,198
Investments in Underlying Funds — 3.7%
Financials — 3.7%
Capital Markets — 3.7%
Barings BDC Inc.		567,278	5,678,453	(a)
TriplePoint Venture Growth BDC Corp.		122,711	1,667,643	(a)
Total Investments in Underlying Funds (Cost — $9,092,609)			7,346,096
	Rate
Preferred Stocks — 4.1%
Consumer Discretionary — 0.9%
Specialty Retail — 0.9%
TravelCenters of America LLC	8.000%	74,000	1,824,840
Financials — 3.2%
Property & Casualty Insurance — 3.2%
AmTrust Financial Services Inc.	6.950%	357,000	6,197,520
Total Preferred Stocks (Cost — $8,765,744)			8,022,360

Miller Income Fund 2018 Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 16.0%
Consumer Staples — 4.6%
Personal Products — 4.6%
Avon Products Inc., Senior Notes	7.000%	3/15/23	$9,796,000	$9,012,320
Health Care — 5.9%
Health Care Providers & Services — 0.7%
CHS/Community Health Systems Inc., Senior Notes	6.875%	2/1/22	2,176,000	1,230,093
CHS/Community Health Systems, Inc.	8.125%	6/30/24	243,000	203,240
Total Health Care Providers & Services				1,433,333
Pharmaceuticals — 5.2%
Endo Ltd., Senior Notes	6.000%	7/15/23	7,250,000	6,470,625
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	4,500,000	3,858,750
Total Pharmaceuticals				10,329,375
Total Health Care				11,762,708
Information Technology — 2.5%
Internet Software & Services — 2.5%
EIG Investors Corp., Senior Notes	10.875%	2/1/24	4,500,000	4,933,125
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 3.0%
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	6,500,000	5,817,500
Total Corporate Bonds & Notes (Cost — $30,179,441)				31,525,653
Bank Loan — 2.8%
Consumer Discretionary — 2.8%
Specialty Retail — 2.8%
Ascena Retail Group, Inc. (1 Mo. LIBOR + 4.50%)	6.750%	8/21/22	5,753,678	5,582,276
Total Bank Loan (Cost — $5,187,627)				5,582,276
Total Investments — 97.2% (Cost — $178,847,981)				191,258,583
Other Assets in Excess of Liabilities — 2.8%				5,526,208
Total Net Assets — 100.0%				$196,784,791

(a)  Security is a business development company (See Note 2).

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost $178,847,981)	$191,258,583
Cash	8,059,766
Dividends and interest receivable	1,105,896
Receivable for fund shares sold	2,517,616
Prepaid expenses	28,895
Total Assets	202,970,756
Liabilities:
Payables:
Investment securities purchased	4,666,067
Payable for fund shares repurchased	1,164,776
Distribution payable	97,364
Investment management fees payable	94,168
Service and/or distribution fees payable	72,420
Accrued other expenses	91,170
Total Liabilities	6,185,965
Total Net Assets	$196,784,791
Net Assets:
Paid-in capital	$199,168,719
Total distributable earinings	(2,383,928)
Total Net Assets	$196,784,791

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Net Assets:
Class A	$37,748,632
Class C	$35,202,782
Class FI	$865,794
Class I	$68,138,284
Class IS	$54,829,299
Shares Outstanding:
Class A	4,242,913
Class C	3,962,157
Class FI	97,685
Class I	7,667,777
Class IS	6,171,203
Net Asset Value:
Class A (and redemption price)	$8.90
Class C *	$8.88
Class FI (and redemption price)	$8.86
Class I (and redemption price)	$8.89
Class IS (and redemption price)	$8.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.44

*  Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Dividends and distributions (Net of foreign tax of $36,133)	$10,368,557
Return of capital (Note 2 (c))	(3,412,745)
Net Dividends and Distributions	6,955,812
Interest	3,132,130
Total Investment Income	10,087,942
Expenses:
Investment management fee (Note 3)	1,059,185
Distribution fees (Note 5)	348,643
Transfer agent fees	124,805
Registration fees	85,107
Administration fees	82,188
Shareholder servicing fees (Note 5)	64,847
Shareholder reports	45,785
Legal fees	20,804
Audit and tax fees	17,500
Trustees' fees	11,811
Compliance fees	10,987
Custody fees	8,390
Insurance	3,803
Miscellaneous expenses	8,475
Total Expenses	1,892,330
Less: Fee waivers and/or expense reimbursement (Note 3)	(132,890)
Net Expenses	1,759,440
Net investment income	8,328,502
Realized and Unrealized Gain/(Loss) on Investments (Notes 2 and 7):
Net Realized Gain (Loss) From:
Investment transactions	(786,099)
REIT distributions	945,551
Net Realized Gain	159,452
Net Change in Unrealized appreciation/depreciation on:
Investment transactions	7,921,875
Foreign currency translation	359
Change in Net Unrealized Appreciation on Investments	7,922,234
Net Gain on Investments	8,081,686
Increase in Net Assets from Operations	$16,410,188

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2018	2017
Operations:
Net investment income	$8,328,502	$7,059,349
Net realized gain	159,452	5,947,577
Change in unrealized appreciation	7,922,234	5,428,899
Increase in Net Assets from Operations	16,410,188	18,435,825
Distributions to Shareholders from (Note 5):
Net investment income	(9,106,045)	(7,159,615)
Return of Capital	(2,703,933)	(1,540,395)
Decrease in Net Assets from Distributions to Shareholders	(11,809,978)	(8,700,010)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	76,685,282	29,897,243
Reinvestment of distributions	11,539,874	8,226,174
Cost of shares repurchased	(22,313,003)	(14,869,715)
Increase in Net Assets from Fund Share Transactions	65,912,153	23,253,702
Increase in Net Assets	70,512,363	32,989,517
Net Assets:
Beginning of year	126,272,428	93,282,911
End of year *	$196,784,791	$126,272,428 *

* Includes accumulated undistributed net investment loss of $(86,065)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.58	$7.82	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.50	0.53	0.53	0.53	0.35
Net realized and unrealized gain (loss)	0.47	0.86	0.22	(2.01)	(0.21)
Total income (loss) from operations	0.97	1.39	0.75	(1.48)	0.14
Less distributions from:
Net investment income	(0.53)	(0.53)	(0.52)	(0.53)	(0.25)
Return of capital	(0.12)	(0.10)	(0.15)	(0.14)	—
Total distributions:	(0.65)	(0.63)	(0.67)	(0.67)	(0.25)
Net asset value, end of period	$8.90	$8.58	$7.82	$7.74	$9.89
Total return[3]	11.70%	18.42%	10.34%	(15.76)%	1.39%
Net assets, end of period (000s)	$37,749	$12,061	$9,460	$12,654	$16,531
Ratios to average net assets:
Gross expenses	1.29%	1.32%	1.32%	1.34%[4]	1.38%[5]
Net expenses[6,7]	1.25	1.25	1.22	1.19[4]	0.85[5]
Net investment income	5.67	6.40	7.14	5.60	5.91[5]
Portfolio turnover rate	37%	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.56	$7.81	$7.74	$9.89	$10.00
Income (loss) from operations:
Net investment income	0.40	0.46	0.49	0.46	0.31
Net realized and unrealized gain (loss)	0.50	0.86	0.19	(2.01)	(0.19)
Total income (loss) from operations	0.90	1.32	0.68	(1.55)	0.12
Less distributions from:
Net investment income	(0.47)	(0.48)	(0.48)	(0.48)	(0.23)
Return of capital	(0.11)	(0.09)	(0.13)	(0.12)	—
Total distributions:	(0.58)	(0.57)	(0.61)	(0.60)	(0.23)
Net asset value, end of period	$8.88	$8.56	$7.81	$7.74	$9.89
Total return[3]	11.00%	17.46%	9.45%	(16.38)%	1.15%
Net assets, end of period (000s)	$35,203	$26,612	$21,632	$16,967	$17,721
Ratios to average net assets:
Gross expenses	2.04%	2.06%	2.07%	2.11%[4]	2.09%[5]
Net expenses[6,7]	2.00	2.00	1.98	1.93[4]	1.56[5]
Net investment income	4.60	5.62	6.50	4.91	5.23[5]
Portfolio turnover rate	37%	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.55	$7.80	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.59	0.56	0.53	0.53	0.34
Net realized and unrealized gain (loss)	0.37	0.83	0.20	(2.02)	(0.22)
Total income (loss) from operations	0.96	1.39	0.73	(1.49)	0.12
Less distributions from:
Net investment income	(0.53)	(0.54)	(0.52)	(0.52)	(0.24)
Return of capital	(0.12)	(0.10)	(0.14)	(0.14)	—
Total distributions:	(0.65)	(0.64)	(0.66)	(0.66)	(0.24)
Net asset value, end of period	$8.86	$8.55	$7.80	$7.73	$9.88
Total return[3]	11.66%	18.44%	10.20%	(15.84)%	1.16%
Net assets, end of period (000s)	$866	$40	$9	$9	$10
Ratios to average net assets:
Gross expenses	1.36%	2.40%	4.88%	7.00%	1.85%[4]
Net expenses[5,6]	1.25	1.25	1.25	1.25	1.25[4]
Net investment income	6.58	6.76	7.13	5.57	5.72[4]
Portfolio turnover rate	37%	52%	53%	54%	6%[7,8]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Annualized.

5  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

6  Reflects fee waivers and/or expense reimbursements.

7  Excludes securities received as a result of contribution in-kind.

8  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.56	$7.81	$7.73	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.51	0.56	0.55	0.56	0.35
Net realized and unrealized gain (loss)	0.49	0.85	0.22	(2.02)	(0.21)
Total income (loss) from operations	1.00	1.41	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.54)	(0.55)	(0.54)	(0.54)	(0.26)
Return of capital	(0.13)	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.67)	(0.66)	(0.69)	(0.69)	(0.26)
Net asset value, end of period	$8.89	$8.56	$7.81	$7.73	$9.88
Total return[3]	12.12%	18.66%	10.52%	(15.53)%	1.40%
Net assets, end of period (000s)	$68,138	$38,574	$20,933	$21,522	$24,948
Ratios to average net assets:
Gross expenses	1.04%	1.08%	1.07%	1.13%[4]	1.07%[5]
Net expenses[6,7]	0.95	0.95	0.95	0.91[4]	0.85[5]
Net investment income	5.78	6.76	7.42	5.92	5.91[5]
Portfolio turnover rate	37%	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2018	2017	2016	2015	2014[2]
Net asset value, beginning of period	$8.56	$7.80	$7.72	$9.88	$10.00
Income (loss) from operations:
Net investment income	0.50	0.56	0.56	0.56	0.36
Net realized and unrealized gain (loss)	0.50	0.87	0.21	(2.02)	(0.22)
Total income (loss) from operations	1.00	1.43	0.77	(1.46)	0.14
Less distributions from:
Net investment income	(0.55)	(0.56)	(0.54)	(0.55)	(0.26)
Return of capital	(0.13)	(0.11)	(0.15)	(0.15)	—
Total distributions:	(0.68)	(0.67)	(0.69)	(0.70)	(0.26)
Net asset value, end of period	$8.88	$8.56	$7.80	$7.72	$9.88
Total return[3]	12.21%	18.91%	10.78%	(15.58)%	1.41%
Net assets, end of period (000s)	$54,829	$48,985	$41,248	$37,475	$44,294
Ratios to average net assets:
Gross expenses	0.98%	1.01%	0.96%	1.00%[4]	1.38%[5]
Net expenses[6,7]	0.85	0.85	0.85	0.85[4]	0.82[5]
Net investment income	5.69	6.78	7.52	5.97	6.14[5]
Portfolio turnover rate	37%	52%	53%	54%	6%[8,9]

1  Per share amounts have been calculated using the average shares method.

2  For the period February 28, 2014 (inception date) to September 30, 2014.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5  Annualized.

6  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to February 28, 2019 without the Board of Trustees' consent.

7  Reflects fee waivers and/or expense reimbursements.

8  Excludes securities received as a result of contribution in-kind.

9  Not annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2018 Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

Miller Income Fund 2018 Annual Report

Notes to financial statements (cont'd)

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments†
Common Stocks	$138,782,198	—	—	$138,782,198
Investments in underlying funds	7,346,096	—	—	7,346,096
Preferred stocks	8,022,360	—	—	8,022,360
Corporate bonds & notes	—	$31,525,653	—	31,525,653
Bank Loan	—	5,582,276	—	5,582,276
Total Investments	$154,150,654	$37,107,929	—	$191,258,583

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds & Notes
Balance at September 30, 2017	$205,876
Realized gain (loss)	(2,490,142)
Change in unrealized
Appreciation/depreciation	2,339,053
Sales/paydowns	(54,787)
Balance at September 30, 2018	$—

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Miller Income Fund 2018 Annual Report

(c) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment

Miller Income Fund 2018 Annual Report

Notes to financial statements (cont'd)

companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of September 30, 2018, open tax years for the Fund include the tax years ended September 30, 2015, September 30, 2016 and September 30, 2017.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

The Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 28, 2019. The Predecessor Fund had the same expense limitations.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the year ended September 30, 2018, fees waived and/or expenses reimbursed amounted to $132,890.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were

Miller Income Fund 2018 Annual Report

earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Funds, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2020	$7,790	$15,518	$297	$37,223	$70,360
Expires September 30, 2021	8,343	13,168	318	45,391	65,670
Total	16,133	28,686	615	82,614	136,030

U.S. Bank Global Fund Services ("USBFS") serves as the Fund's administrator and transfer agent. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to USBFS, acts as the Fund's distributor and principal underwriter.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

For the year ended September 30, 2018, Quasar retained sales charges of $10 on sales of the Fund's Class A shares. In addition, for the year ended September 30, 2018, CDSCs paid to Quasar were:

	Class A	Class C
CDSCs	$—	$409

4. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$117,094,299
Sales	55,260,837

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

Miller Income Fund 2018 Annual Report

Notes to financial statements (cont'd)

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$49,689	$12,983
Class C	298,255	19,804
Class FI	699	365
Class I	—	31,695
Total	$348,643	$64,847

Distributions by class for the years ended September 30, 2018, and September 30, 2017 were as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$1,214,636	$670,566
Class C	1,597,422	1,451,393
Class FI	21,001	2,087
Class I	3,072,770	1,997,585
Class IS	3,200,216	3,037,984
Total	$9,106,045	$7,159,615
Return of Capital
Class A	$522,546	$145,529
Class C	435,389	292,921
Class FI	11,726	480
Class I	953,139	482,668
Class IS	781,133	618,797
Total	$2,703,933	$1,540,395

Miller Income Fund 2018 Annual Report

6. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,277,083	$29,098,914	578,398	$4,796,307
Shares issued on reinvestment	178,629	1,561,930	78,675	654,263
Shares repurchased	(619,200)	(5,405,796)	(460,840)	(3,752,685)
Net increase	2,836,512	$25,255,048	196,233	$1,697,885
Class C
Shares sold	1,214,202	$10,720,729	776,069	$6,383,320
Shares issued on reinvestment	227,462	1,971,981	173,133	1,437,922
Shares repurchased	(586,888)	(5,044,565)	(611,388)	(5,040,880)
Net increase	854,776	$7,648,145	337,814	$2,780,362
Class FI
Shares sold	162,316	$1,482,621	4,379	$36,485
Shares issued on reinvestment	3,644	32,412	308	2,563
Shares repurchased	(72,938)	(653,038)	(1,227)	(9,839)
Net increase	93,022	$861,995	3,460	$29,209
Class I
Shares sold	3,975,013	$35,383,018	2,257,280	$18,681,131
Shares issued on reinvestment	459,894	3,992,202	297,607	2,474,684
Shares repurchased	(1,272,267)	(11,112,022)	(731,799)	(6,023,552)
Net increase	3,162,640	$28,263,198	1,823,088	$15,132,263
Class IS
Shares issued on reinvestment	459,837	$3,981,349	441,527	$3,656,742
Shares repurchased	(11,990)	(97,582)	(5,096)	(42,759)
Net increase	447,847	$3,883,767	436,431	$3,613,983
Total increase	7,394,797	$65,912,153	2,797,026	$23,253,702

Miller Income Fund 2018 Annual Report

Notes to financial statements (cont'd)

7. Income tax information

At September 30, 2018, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$179,684,714
Gross unrealized appreciation	$23,889,492
Gross unrealized depreciation	(12,315,623)
Net unrealized appreciation	$11,573,869
Deferred capital losses*	(13,737,654)
Other book/tax temporary differences(a)	(220,143)
Total accumulated losses	$(2,383,928)

*  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2018, the following reclassifications have been made:

	Total Distributable Earnings	Paid-in Capital
(a)	$407,281	$(407,281)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

8. Line of Credit

The Fund has access to a $5 million unsecured line of credit through an agreement with USBFS. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the year ended September 30, 2018, the Fund did not draw on this line of credit.

9. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to September 30, 2018 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Miller Income Fund 2018 Annual Report

10. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

Miller Income Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Income Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for each of the years in the two-year period ended September 30, 2016 and for the period February 28, 2014 (commencement of operations) to September 30, 2014 were audited by other auditors whose report dated November 18, 2016, expresses an unqualified opinion on such financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the

Miller Income Fund 2018 Annual Report

Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

  BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 29, 2018

Miller Income Fund 2018 Annual Report

Additional information (unaudited)

September 30, 2018

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 42.60%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018, was 30.59%.

Miller Income Fund 2018 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited)

At a meeting held on August 21 and 22, 2018, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC ("Miller" or the "Adviser"), for the Miller Income Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of Miller, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the prior relationship between Miller and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year, it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that Miller had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature,

Miller Income Fund 2018 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited) (cont'd)

overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group, relevant benchmark indexes, and a comparable composite of accounts managed by the Adviser. The Board considered that the Fund had outperformed relative to its peer group median/average as of June 30, 2018, but underperformed relative to its benchmark indexes as of March 31, 2018, other than for the one-year period relative to the BofA Merrill Lynch High Yield Master II Index. The Board also considered that the Fund had outperformed relative to the Adviser's composite for the one-year and three-year periods, but underperformed since inception. The Board noted that the Fund had recently achieved a four year performance record.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Fund's classes. The Board noted that the Fund's advisory fee was lower than the peer group median and average and that the net expense ratio was the same as the peer group median and lower than the peer group average. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Miller were fair and reasonable.

•  The Trustees considered that, in addition to Miller's commitment to maintain its cap on the Fund's expense ratio, Miller's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of Miller from managing the Fund. In assessing Miller's profitability, the Trustees reviewed Miller's financial information that was provided in the materials and took into account both the direct and indirect benefits to Miller from managing the Fund. The Trustees concluded that Miller's profits from managing the Fund were not excessive and, after a review of the relevant financial information, Miller appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Income Fund 2018 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 — present)	1	None

Miller Income Fund 2018 Annual Report

Additional information (unaudited) (cont'd)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Income Fund 2018 Annual Report

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Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Income Fund

	BBD, LLP
	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$14,400	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Income Fund

	BBD, LLP
	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Income Fund

	BBD, LLP
	FYE 9/30/2018	FYE 9/30/2017
Non-Audit Related Fees
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/7/18

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/7/18